SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): January 20, 2005


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                       0-5905                       62-0156300
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(State of incorporation)        (Commission File No.)         (IRS Employer
                                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition
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On January 20, 2005, the Company issued a press release announcing financial results for the fiscal fourth quarter and 2004 fiscal year ended November 30, 2004 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

The Press Release contains disclosure regarding the following non-GAAP financial measures: operating income (excluding litigation settlement and impairment charges), net income (excluding litigation settlement and impairment charges) and earnings per share (excluding litigation settlement and impairment charges), each for the Company's fourth fiscal quarter ended November 30, 2004, and the Company's operating income (excluding litigation settlement and impairment charges), net income (excluding debt extinguishment, litigation settlement and impairment charges) and earnings per share (excluding debt extinguishment, litigation settlement and impairment charges), each for the fiscal year ended November 30, 2004. A reconciliation of each of these measures to the most comparable GAAP measurement for the applicable period is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The Company considers disclosure of the above referenced non-GAAP financial measures to be meaningful information regarding the Company's financial performance and useful for comparison with forecasted net income and earnings per share without the effect of debt extinguishment, litigation settlement and impairment charges, as applicable for the fourth fiscal quarter and fiscal year ended November 30, 2004.

The Press Release also contains disclosure regarding the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA"), a non-GAAP financial measure. The Press Release presents EBITDA excluding litigation settlement and impairment charges for the fourth fiscal quarter and fiscal year ended November 30, 2004. The most directly comparable GAAP financial measure to EBITDA is net income. A reconciliation of EBITDA to net income is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The attachment to the Press Release also sets forth net income margin as the most directly comparable GAAP financial measure to EBITDA margin.

The Company considers EBITDA an important indicator of its operational strength and performance, including its ability to pay interest, service debt and fund capital expenditures. EBITDA should be considered in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP. Further, EBITDA is one measure used in the calculation of certain ratios to determine the Company's compliance with its existing credit facility.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.
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(c)      Exhibits:

         99.1     Press Release Dated January 20, 2005
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 20, 2005                   CHATTEM, INC.

                                   By: /s/ A. Alexander Taylor II
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                                       A. Alexander Taylor II
                                       President and Chief Operating Officer

                                  EXHIBIT INDEX
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Exhibit No.                Exhibit Description
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99.1                       Press Release dated January 20, 2005